REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of December 28, 1998, by and between The Network Connection, Inc., a Georgia corporation (the "Company"), Cache Capital L.P. (hereinafter referred to as "Purchaser") and WS Marketing & Financial Services, Inc. (the Consultant) to the Company's offering ("Offering") of up to 80,000 shares plus the Repricing Shares, if any, of its common stock, including the Repricing Shares (the "Purchase Shares"), as well as warrants (the "Warrants") to acquire 50,000 shares of common stock (the "Warrant Shares") by the Consultant, pursuant to the Common Stock Purchase Agreement between the Company and Purchaser (the "Purchase Agreement) and the Warrants, respectively, (with all such shares being collectively referred to as the "Shares"), the terms of which are incorporated herein and made a part hereof.

          1.   Definitions.  For purposes of this Agreement:

          (a) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration  statement  or similar document  in  compliance with the Securities Act of 1933 (the "Act") and pursuant  to
Rule  415  under  the  Act or any successor  rule,  and  the
declaration   or   ordering   of   effectiveness   of   such
registration statement or document;

          (b)  For purposes of the Required Registration under
Section 2 hereof, the term "Registrable Securities" means the _________________ Purchase Shares and 50,000 Warrant
Shares,   together  with  any  capital   stock   issued   in
replacement of, in exchange for or otherwise in respect of such common stock of the Company, $.001 par value (the "Common Stock").

                For  purposes of a Demand Registration under
Section 3 hereof or a Piggyback Registration under Section 4 hereof, the term "Registrable Securities" shall have the meaning set forth above, except that the following shall not constitute Registrable Securities for purposes of a Demand Registration under Section 3 hereof or a Piggyback Registration under Section 4 hereof:

          1. any Registrable Securities resold in a public transaction shall cease to constitute Registrable
          Securities.

          2. any securities which at the time can be sold by the Holder under Rule 144.

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable pursuant to the Purchase Agreement at the time of such determination and under the Warrants;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;


          (e) The term "Due Date" means the date which is one hundred twenty (120) days after the Closing (as defined in the Purchase Agreement).

          (f) The terms "Offering" and "Closing" shall have the meanings ascribed to them in the Purchase Agreement.

          2.   Required Registration.

          (a) Within forty five (45) days after the Closing of the Purchase Agreement, the Company shall file a registration statement ("Registration Statement") on Form S-3, SB-2 (or other suitable form), covering the resale of all shares of Registrable Securities then outstanding.

          (b) The Company shall use all reasonable efforts to have the Registration Statement declared effective on or before the Due Date.

          (c) If the Registration Statement is not declared effective by the Due Date as a result of the Company's failure to file such  Registration  Statement timely or  failure  to  strive diligently  to  have  such Registration  Statement  declared effective  by  the  Due  Date, the  Company  shall  pay  the
Purchaser an amount equal to one percent (1%) per month,  or a  fraction of a month, of the aggregate amount of  Purchase
Price sold in the Purchase Agreement, compounded monthly and accruing  daily,  until  the  Registration  Statement  or  a registration  statement  filed  pursuant  to  Section  3  or
Section  4  is  declared effective, payable  in  cash.   The
accrual amount payable will be tolled for any periods occasioned by a delay of a Registration Statement under
Section 3 as a result of the choice of the Holders to have that Registration Statement underwritten.

          (d) If the Registration Statement is not declared effective by the Due Date, but all the Registrable Securities held by a  Holder  are  available for sale by  the  Holder,  in  the opinion of counsel to the Purchaser (which opinion shall  be reasonably  acceptable to the Company to permit  such  sale)
(the  "Opinion"),  without compliance with the  registration and prospectus delivery requirements of the Act, so that all transfer restrictions and restrictive legends pertaining  to the  Registrable Securities may be removed prior to and upon
the   consummation   of   such   sale,   then   registration
contemplated hereby shall no longer be required with respect to such Holder's Registrable Securities upon the furnishing to the Company of the Opinion, and the Company will cooperate fully with the Holder and use its best efforts to facilitate removal of restrictive legends and transfer restrictions pertaining to the Registrable Securities. Such efforts shall include, but not be limited to, undertaking to furnish such opinions of counsel to the Company as the Company's transfer agent may reasonably require.

          3.   Demand Registration.

          (a) If the Registration Statement described in Section 2 above is not effective by the Due Date, Initiating Holders may  notify  the  Company in writing  and  demand  that  the
Company  file a registration statement under the  Securities
Act  (a "Demand Registration Statement") covering the resale
of   the  Registrable  Securities  then  outstanding.   Upon
receipt  of such notice, the Company shall, within ten  (10)
days thereafter, give written notice of such request to  all
Holders   and   shall,   subject  to  the   limitations   of
subsection 5(b), as soon as practicable, and in any event within thirty (30) days after the receipt of such request, file a registration under the Act of all Registrable
Securities which the Holders request, by notice given to the Company.

          (b)  The Company is obligated to effect only one (1) demand
registration  pursuant to Section 3 of this Agreement.   The
Company agrees to include all Registrable Securities held by all  Holders in such Registration Statement without  cutback
or  reduction.   In  the  event  the  Company  breaches  its
obligation of the preceding sentences, any Holders of the Registrable Securities which were not included in such Registration Statement shall be entitled to a second demand registration for such excluded securities and the Company shall keep such registration statement effective as required by Section 7.

          4. Piggyback Registration. If the Registration Statement described in Section 2 is not effective by the Due Date, and no  demand for a Demand Registration Statement has been made pursuant to Section 3, and if (but without any obligation to do  so) the Company proposes to register (including for this
purpose   a   registration  effected  by  the  Company   for
shareholders other than the Holders, except that the  rights granted  under  this  Section  4  shall  not  apply  to  any registration statement filed with respect to capital  shares distributed  by  The  Shaar Fund, Ltd.,  its  successors  or assigns) any of its Common Stock under the Act in connection with  the public offering of such securities solely for cash
(other  than a registration relating solely for the sale  of securities to participants in a Company stock or option plan or  a registration on Form S-4 promulgated under the Act  or any  successor  or similar form registering  stock  issuable
upon   a   reclassification,  upon  a  business  combination
involving  an  exchange of securities or  upon  an  exchange offer  for securities of the issuer or another entity),  the
Company  shall,  at such time, promptly give each  Purchaser
written   notice   of   such  registration   (a   "Piggyback
Registration Statement").  Upon the written request of  each
Purchaser given by fax within ten (10) days after mailing of such  notice by the Company, which request shall  state  the intended  method  of  disposition of  such  shares  by  such
Purchaser,  the Company shall cause to be included  in  such registration statement under the Act (subject to  provisions of  Section 5 below) all of the Registrable Securities  that
each   such   Purchaser  has  requested  to  be   registered
("Piggyback Registration"); nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness.

          5.   Limitation on Obligations to Register.

          (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the registration statement shall be allocated among all Holders who had requested Piggyback Registration, in the proportion that the number of Registrable Securities which each such Purchaser, including Consultant, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Consultant.

          (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or  request for acceleration of effectiveness of any  Demand
Registration  Statement or Piggyback Registration  Statement
or (ii) after effectiveness, to suspend effectiveness of any such  registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice
of   counsel  to  the  Company,  such  delay  in  filing  or
requesting  acceleration of effectiveness or such suspension
of   effectiveness  is  necessary  in  light  of   (i)   the
requirement by the underwriter in a public offering  by  the
Company  that  such  Registration Statement  be  delayed  or suspended  or  (ii)  the  existence of  material  non-public information (financial or otherwise) concerning the Company, disclosure  of which at the time is not, in the  opinion  of the  board  of directors of the Company upon the  advice  of
counsel,  (A)  otherwise  required  and  (B)  in  the   best
interests of the Company; provided, however, that solely in the case of a demand registration the Company will not delay filing or suspend effectiveness of such registration for more than three (3) months from the date of the demand, unless it is then engaged in an acquisition that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible after such three (3) month period.

          (c) In the event the Company believes that shares sought to be registered under Section 2, Section 3 or Section 4 by
Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those Shares as Registrable Securities is disputed, the Company shall provide, at its expense, an opinion of counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without restriction or resale, without registration under the Act, by virtue of Rule 144 or other applicable exemptions.

          (d) The Company is not obligated to effect a Demand Registration under Section 3: (i) during the ninety (90) day period after the Due Date, so long as the Registration Statement required under Section 2 has been filed, and the
Company  is  using  all  reasonable  efforts  to  obtain   a
declaration   of  the  effectiveness  of  the   Registration
Statement during such period or, (ii) if in the opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the Act is not required for the immediate transfer of all of the
Registrable  Securities  pursuant  to  Rule  144  or   other
applicable exemption.

          6. Obligations to Increase the Number of Available Shares. In the event that the number of shares available under a registration  statement  filed  pursuant  to  Section  2  or
Section  3  is insufficient to cover all of the  Registrable
Securities  then outstanding, the Company shall  amend  that
registration   statement,  or  file   a   new   registration
statement, or both, so as to cover all shares of Registrable
Securities then outstanding.  The Company shall effect  such amendment  or  file such new registration  statement  within thirty  (30)  days  of  the date the registration  statement filed  under Section 2 or Section 3 is insufficient to cover all  the  shares of Registrable Securities then outstanding.
Any  Registration Statement filed hereunder  shall,  to  the extent  permissible  by  the Rules  of  the  Securities  and
Exchange Commission ("SEC"), state that, in accordance  with
Rule  416  under  the Act, such Registration Statement  also covers  such indeterminate numbers of additional  shares  of
Common  Stock  as  may become issuable to  prevent  dilution resulting from stock changes.  In the event that the Company fails  to comply timely with the provisions of this  Section
6,   the  Purchaser  shall  have  the  rights  described  in
Section 2(c) above.

          7. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable
Securities,   the   Company  shall,  as   expeditiously   as
reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

          (b)  Prepare and file with the SEC such amendments and
supplements   to   such  registration  statement   and   the
prospectus   used  in  connection  with  such   registration
statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) With respect to any Registration Statement filed pursuant to this Agreement, keep such registration statement
effective   until  the  earlier  of  (i)  the   Holders   of
Registrable   Securities  covered   by   such   registration
statement have completed the distribution described in the registration statement; or (ii) nine (9) months after the effective date of registration.

          (d)  Furnish to the Holders such numbers of copies of a
prospectus,   including   a   preliminary   prospectus,   in
conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as
shall  be  reasonably  requested  by  the  Holders  of   the
Registrable   Securities  covered   by   such   registration
statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) Notify each Purchaser of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.


          (g) As promptly as practicable after becoming aware of such event, notify each Purchaser of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request.

          (h)  Provide Holders with written notice of the date that a
registration  statement  registering  the  resale   of   the
Registrable Securities is declared effective by the SEC.

          (i) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement subject to all information received by the Holders and their representatives being kept confidential.

          (j) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC.

          8. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant  to  this  Agreement with regard  to  each  selling
Purchaser  that  such selling Holders shall furnish  to  the
Company   such   information   regarding   themselves,   the
Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required, in the opinion of counsel to the company, to effect the registration of their Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

          9. Expenses of Required and Demand Registration. All expenses other than underwriting discounts and commissions and  fees  and  expenses of counsel to the  selling  Holders
incurred  in  connection  with  registrations,  filings   or
qualifications  pursuant  to Sections  2  and  3,  including
(without   limitation)   all   registration,   filing    and
qualification fees, printers' and Company accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

          10. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any
registration,   filing  or  qualification   of   Registrable
Securities  with  respect  to the registration  pursuant  to
Section 4 for each Purchaser, including (without limitation)
all  registration, filing, and qualification fees,  printers
and   Company  accounting  fees  relating  or  apportionable
thereto but excluding underwriting discounts and commissions and fees and expenses of counsel to the selling Holders relating to Registrable Securities.

          11.  Indemnification. In the event any Registrable
Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, the officers and directors of each Purchaser, any underwriter (as defined in the Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the " 1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or  any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will
reimburse   each  such  Purchaser,  officer   or   director,
underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be  unreasonably withheld), nor shall the Company be  liable
in   any  such  case  for  any  such  loss,  claim,  damage,
liability, or action to the extent that it arises out of  or is  based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by
any  such  Purchaser,  officer,  director,  underwriter   or
controlling person.

          (b) To the extent permitted by law, each selling Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Purchaser selling securities in such registration statement or any of its directors or officers or any person who controls such Purchaser, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Purchaser or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and each such Purchaser will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other
Purchaser, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 10(b) exceed the gross proceeds from the offering received by such Purchaser.

          (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action
(including any governmental action), such indemnified  party will,  if  a claim in respect thereof is to be made  against any indemnifying party under this Section 11, deliver to the indemnifying  party  a written notice  of  the  commencement thereof  and the indemnifying party shall have the right  to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory  to  the parties; provided,  however,  that  an indemnified  party shall have the right to  retain  its  own counsel,  with the reasonably incurred fees and expenses  of one  such  counsel to be paid by the indemnifying party,  if representation  of  such indemnified party  by  the  counsel retained  by  the indemnifying party would be  inappropriate due to actual conflicting interests between such indemnified party  and  any other party represented by such  counsel  in such  proceeding;  provided, however, that the  indemnifying parties shall only be responsible for payment of the fees of one  such  additional  counsel for all indemnified  parties.
The  failure  to deliver written notice to the  indemnifying party  within a reasonable time of the commencement  of  any such  action, if prejudicial to its ability to  defend  such
action,  shall  relieve  such  indemnifying  party  of   any
liability to the indemnified party under this Section 11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.

          (d)  In the event that the indemnity provided in paragraph
(a)  or  (b)  of  this  Section  10  is  unavailable  to  or insufficient to hold harmless an indemnified party  for  any
reason,   the   Company  and  each  holder  of   Registrable
Securities  agree  to  contribute to the  aggregate  claims, losses,  damages and liabilities (including legal  or  other
expenses    reasonably   incurred   in    connection    with
investigating or defending same) (collectively "Losses")  to which  the  Company  and  one or  more  of  the  holders  of
Registrable Securities may be subject in such proportion  as is  appropriate to reflect the relative fault of the Company and  the  holders  in  connection  with  the  statements  or omissions which resulted in such Losses; provided,  however, that  in  no  case shall any holder be responsible  for  any amount in excess of the purchase price of securities sold by it  under the registration statement.  Relative fault  shall be  determined  by reference to whether any  alleged  untrue statement or omission relates to information provided by the
Company  or  by  the holders.  The Company and  the  holders
agree   that   it  would  not  be  just  and  equitable   if
contribution were determined by pro rata allocation  or  any other  method of allocation which does not take  account  of
the    equitable   considerations   referred    to    above.
Notwithstanding  the provisions of this  paragraph  (d),  no person  guilty of fraudulent misrepresentation  (within  the meaning  of  Section 11(f) of the Act) shall be entitled  to contribution  from  any person who was not  guilty  of  such
fraudulent   misrepresentation.   For   purposes   of   this
Section 11, each person who controls a holder of Registrable
Securities within the meaning of either the Act or the  1934
Act and each director, officer, partner, employee and agent of a holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the 1934 Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d).

          (e)  The obligations of the Company and Holders under this
Section 11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

          12. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule
144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to any Purchaser, so long as the Purchaser owns any Registrable Securities, forthwith upon request (i) a written  statement  by the Company, if  true,  that  it  has complied  with the reporting requirements of SEC  Rule  144, the  Act  and  the 1934 Act, (ii) a copy of the most  recent annual  or  quarterly report of the Company and  such  other
reports   and  documents  so  filed  by  the  Company,   and
(iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          13. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived  (either  generally or in a particular  instance  and
either  retroactively  or  prospectively),  only  with   the
written consent of the Company and the holders of a majority of  the  Registrable Securities provided that the  amendment
treats   all  Holders  equally.   Any  amendment  or  waiver
effected in accordance with this paragraph shall be binding upon each Purchaser, each future Purchaser, and the Company.

          14. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making  the  same,  shall  specify the  section  under  this
Agreement  pursuant  to  which it is  given,  and  shall  be addressed  if  to (i) the Company:  Wilbur  Riner,  at  1324
Union  Hill  Road, Alpharetta, Georgia 30201, Telephone  No.
(770)  751-0889, with a copy to Peter W. Rothberg,  esq.  At
Nixon,  Hargrave, Devans & Doyle, LLP, 437  Madison  Avenue,
New  York,  NY  10022,  Facsimile No:  (212)  940-3111,  and
(ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax, with confirmations back.

          15. Termination. This Agreement shall terminate on the earlier to occur of (a) the date that is five (5) years from the date of this Agreement and (b) the date the distribution of all Registrable Securities described in any registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement or (iii) the Company's obligation to maintain the effectiveness of a registration statement filed prior thereto in accordance with the terms hereof, and to fulfill its obligation hereunder in respect thereof until it is no longer required to maintain the effectiveness thereof.

          16. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Purchaser, respectively, shall be made without the prior written consent of the majority in interest of the Holders or  the Company, respectively; provided that, subject to the other terms of this Agreement, the rights of a Purchaser may be  transferred  to a subsequent holder of  the  Purchaser's
Registrable  Securities  (provided  such  transferee   shall
provide  to  the  Company, together with or  prior  to  such
transferee's   request  to  have  such  Registrable   Shares
included in a Demand Registration or Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Purchaser by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Shares are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

          17.  Miscellaneous.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflict of laws.

          (b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of,
and   be  binding  upon,  the  successors,  assigns,  heirs,
executors and administrators of the parties hereto.

          (c) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any
Registrable  Shares,  upon  any breach  or  default  of  the
Company  under this Agreement, shall impair any such  right, power or remedy of such holder nor shall it be construed  to
be   a  waiver  of  any  such  breach  or  default,  or   an
acquiescence therein, or of or in any similar breach or default thereunder occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchaser, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          (e) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           The foregoing Registration Rights Agreement is hereby executed as of the date first above written.


THE NETWORK CONNECTION, INC.


By:
     Wilbur Riner
     Chairman and CEO




PURCHASER


Name:  CACHE CAPITAL L.P.



By:
Print Name:
Title:

Address:   c/o J.P. Carey
          Atlanta Financial Center, East Tower
          3343 Peachtree Road, Suite 500
          Atlanta, Georgia  30326

CONSULTANT

WS MARKETING & FINANCIAL SERVICES, INC.


By:
     Gary Wadkins
     Chairman